UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          September 19, 2007
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                             SBM Certificate Company
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               (Exact Name of Registrant as Specified in Charter)

         Maryland                 811-6268                52-2250397
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State of Other Jurisdiction      (Commission             (IRS Employer
     of Incorporation)           File Number)          Identification No.)


7315 WISCONSIN AVE, SUITE 1250 WEST
BETHESDA, MD                                                     20814
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: 301-656-4200


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective September 15, 2007, Mr. William M. Baker, 57, has been appointed as Principal Financial and Accounting Officer of SBM Certificate Company (the "Registrant") and its indirect 100% owner, SBM Financial Group, LLC ("SBM").

         During his 30-year business career, Mr. Baker has held a variety of financial and operational positions. Since 2003, Mr. Baker has served as an independent business and financial consultant to both private and publicly-held companies. His experience includes serving as Chief Financial Officer of Megaxess, Inc. from 2001 to 2003, where he was responsible for overall financial and operational activities, including investor relations, treasury and accounting functions. Mr. Baker received his Bachelors Degree in Management Science from Duke University and a Masters of Business Administration in Accounting and Finance from Rutgers University.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                             SBM Certificate Company
                                                 (Registrant)

Date:    September 19, 2007                  By:  /s/ Eric M. Westbury
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                                                  Eric M. Westbury
                                                  Chief Executive Officer


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